UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 30, 2010

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Industrial Way, Eatontown, NJ	07224
(Address of principal executive offices)	(Zip Code)

(732) 389-0355

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of EMRISE Corporation (the “Company”) was held on August 30, 2010 (the “Annual Meeting”).  The total number of shares represented at the Annual Meeting in person or by proxy was 9,393,013 of the 10,213,412 shares of common stock outstanding and entitled to vote at the Annual Meeting.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matter, where applicable, are set forth in the table below.  With respect to the election of Laurence P. Finnegan, Jr. as a Class II director to serve a three-year term on the Company’s Board of Directors, Mr. Finnegan received the number of votes set forth opposite his name.

	Number of Votes
	Votes For	Votes Against /Withheld	Abstentions	Broker Non-Votes
Approval and adoption of the Stock Purchase Agreement, dated as of June 7, 2010, by and among Aeroflex Incorporated and EMRISE Electronics Corporation relating to the sale of all of the issued and outstanding shares of common stock of Advanced Control Components, Inc. (“ACC”) and all of the issued and outstanding shares of common stock of Custom Components, Inc., an 80% owner of ACC (the “Purchase Agreement”)	6,160,212	18,513	30,349	3,183,939
Election of Laurence P. Finnegan, Jr.	3,542,632	2,666,442	3,183,939	—
Ratification of BDO USA, LLP, the Company’s independent registered public accountant, to audit the Company’s consolidated financial statements for 2010	9,296,294	5,801	90,918	—

On the basis of the above votes, (i) the proposal to approve and adopt the Purchase Agreement was adopted, (ii) Laurence P. Finnegan, Jr. was duly elected as a Class II director, and (iii) the proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accountant to audit its consolidated financial statements for 2010 was adopted.

Item 8.01                                             Other Events.

On August 30, 2010, the Company issued a press release regarding the approval by the Company’s stockholders of the proposed sale of ACC.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company, dated August 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2010		EMRISE CORPORATION

	By:	/s/ D. John Donovan
D. John Donovan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company, dated August 30, 2010.